UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 19, 2025

INTELLIGENT BIO SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

135 West, 41st Street, 5th Floor

New York, NY 10036

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 828-8258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 20, 2025, Intelligent Bio Solutions Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc., as representative (the “Representative”) of the underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to an underwritten public offering of 1,304,348 shares (the “Base Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”) (the “Offering”). The public offering price for each Share was $2.00 and the Underwriters agreed to purchase 1,304,348 Shares. All of the Shares were sold by the Company.

The Company granted the Underwriters a 45-day option to purchase an additional 195,652 shares of Common Stock (the “Option Shares”, and together with the Base Shares, the “Shares”) at the public offering price less the underwriting discounts and commissions. On February 20, 2025, the Representative fully exercised the over-allotment option to purchase an additional 195,652 Shares. The Offering closed on February 21, 2025. As result of the Representative exercising the over-allotment option in full, the gross proceeds, before deducting underwriting discounts and commissions and other Offering expenses, was $3.0 million. Immediately after the Offering, there will be 6,778,837 shares of Common Stock outstanding (including the full exercise of the over-allotment option). The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

The Offering was made pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2022 and subsequently declared effective on April 20, 2022 (File No. 333-264218) (the “Registration Statement”), and the base prospectus contained therein. A final prospectus supplement relating to the Offering was filed with the SEC on February 21, 2025.

Under the terms of the Underwriting Agreement, the Underwriters received an underwriting discount of 8.0% to the public offering price for the Shares. In addition, the Company agreed to pay the Representative a management fee equal to 1.0% of the aggregate gross proceeds received from the sale of the securities in the Offering and to reimburse the accountable expenses of the Representative up to a maximum of $145,000. The Company also agreed to issue to the Representative unregistered warrants (the “Representative Warrants”) to purchase up to 75,000 shares of common stock, which Representative Warrants have an exercise price of $2.50 per share and will terminate on February 20, 2030. The Representative Warrants and the shares of common stock underlying the Representative Warrants were offered pursuant to the exemptions from registration provided in Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder, and were not being offered pursuant to the registration Statement and final prospectus supplement.

The representations, warranties and covenants contained in the Underwriting Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The foregoing descriptions of the Underwriting Agreement and Representative Warrant are not complete and are qualified in their entireties by reference to the full text of the Underwriting Agreement and the Form of Representative Warrant, copies of which are filed as Exhibits 1.1 and 4.1, respectively, to this report and are incorporated by reference herein.

A copy of the opinion of ArentFox Schiff LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this report.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 3.02 by reference.

The Representative Warrants and shares issuable upon exercise of the Representative Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and are being offered and sold in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) and/or Rule 506 promulgated thereunder.

Item 8.01 Other Events.

On February 19, 2025, the Company issued a press release announcing the launch of the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. On February 20, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K. On February 21, 2025, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished as Exhibit 99.3 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Exhibit
1.1	Underwriting Agreement, dated February 20, 2025, between Intelligent Bio Solutions Inc. and Ladenburg Thalmann & Co. Inc. as the representative of the several underwriters named therein.
4.1	Form of Representative Warrant.
5.1	ArentFox Schiff LLP Legal Opinion.
23.1	Consent of ArentFox Schiff LLP (included in Exhibit 5.1)
99.1	Press release dated February 19, 2025.
99.2	Press release dated February 20, 2025.
99.3	Press release dated February 21, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2025
INTELLIGENT BIO SOLUTIONS INC.

	By:	/s/ Harry Simeonidis
	Name:	Harry Simeonidis
	Title:	Chief Executive Officer